Exhibit 99.2

First Quarter Fiscal 2012
Supplemental Operating and Financial Data
for the Quarter Ended July 31, 2011

CONTACT: Lindsey Anderson Director of Investor Relations Direct Dial: 701-837-4738 E-Mail: landerson@iret.com	1400 31st Avenue SW, Suite 60 Minot, ND 58701 Tel: 701.837.4738 Fax: 701.838.7785 www.iret.com

Supplemental Financial and Operating Data

July 31, 2011

Page

Company Background and Highlights	2

Investment Cost by Segment	5

Key Financial Data
Condensed Consolidated Balance Sheets	6
Condensed Consolidated Statements of Operations	7
Funds From Operations	8
Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA)	9

Capital Analysis
Long-Term Mortgage Debt Analysis	10
Long-Term Mortgage Debt Detail	11-12
Capital Analysis	13

Portfolio Analysis
Stabilized Properties Net Operating Income Summary	14
Net Operating Income Detail	15-16
Stabilized Properties and Overall Physical Occupancy Levels by Segment	17

Tenant Analysis
Commercial Leasing Summary	18-19
Multi-Family Residential Summary	20
10 Largest Commercial Tenants - Based on Annualized Base Rent	21
Lease Expirations as of July 31, 2011	22

Growth and Strategy
Fiscal 2012 Acquisition Summary	23
Fiscal 2012 Development Summary	24

Definitions	25

Company Background and Highlights
First Quarter Fiscal 2012

Investors Real Estate Trust is a self-administered, equity real estate investment trust (REIT) investing in a portfolio of income-producing properties located primarily in the upper Midwest.  IRET’s portfolio is diversified among multi-family residential, commercial office, commercial medical (including senior housing), commercial industrial and commercial retail segments.

During the first quarter of fiscal year 2012, the Company substantially completed construction of a six-screen movie theater at its existing Buffalo Mall property in Jamestown, North Dakota, for a total cost of $2.2 million.  The Company had no acquisitions or dispositions in the first quarter of fiscal year 2012.  During the quarter, the Company signed purchase agreements for the acquisition of several multi-family residential properties (two multi-family residential projects in Billings, Montana with a total of 36 units; two multi-family residential properties in Sioux Falls, South Dakota, with 50 units and 24 units, respectively, and a 36-unit multi-family residential property in Isanti, Minnesota); an approximately 2,900 square foot medical office property in Edina, Minnesota; and a parcel of vacant land located in Minot, North Dakota.  All of these pending acquisitions are subject to various closing conditions and contingencies, and no assurances can be given that any of these acquisitions will be completed.  Additionally, during the quarter the Company began construction on an approximately 159-unit apartment project in Rochester, Minnesota, located adjacent to the Company’s existing Quarry Ridge Apartment Homes.

During the first quarter of fiscal year 2012 we continued to experience a challenging market environment, in our commercial office segment in particular.  Physical occupancy as of July 31, 2011 compared to July 31, 2010 increased in all of our reportable segments except for commercial office, on an all-property basis.  On a stabilized basis, physical occupancy increased in three of our segments, decreasing in commercial office and commercial medical, from the year-earlier period.  Our overall level of tenant concessions increased in the three month period ended July 31, 2011, compared to the three months ended July 31, 2010.  We believe the decreased occupancy levels in our commercial office segment reflect the economic conditions in our markets, as recovery from the national economic recession has been slow and we continue to experience a challenging market environment.  Our multi-family residential properties, however, continued to improve in occupancy and real estate revenue compared to the year-earlier period.

As we have previously reported, Minot, North Dakota, where our corporate headquarters are located, experienced significant flooding in June 2011, resulting in extensive damage to our Arrowhead Shopping Center and Chateau Apartments.   Costs related to clean-up and redevelopment are insured to a limit that the Company believes will allow for full restoration of both properties, with loss of rents covered by business interruption insurance.  The Company plans to restore the assets that were damaged by the flooding and expects that the costs of such restoration and rebuilding will be recoverable from insurance proceeds, subject to a $200,000 deductible.

In the first quarter of fiscal year 2012 IRET paid its 161st consecutive quarterly distribution per common share/unit at equal or increasing rates.  The $0.1715 per share/unit distribution was paid on July 1, 2011.  Subsequent to the end of the first quarter of fiscal year 2012, the Company declared a quarterly distribution of $0.1300 per share and unit payable on October 3, 2011 to shareholders of record on September 12, 2011.  The Board of Trustees also declared a quarterly distribution of $0.5156 per share on the Company’s Series A preferred shares, payable September 30, 2011 to preferred shareholders of record on September 15, 2011.

During the first quarter of fiscal year 2012, the Company announced that its Board of Trustees had approved a plan recommended by Company management to reduce the Company’s quarterly distribution to $0.1300 from its former level of $0.1715 per common share and limited partnership unit, effective with the quarterly distribution planned for October 3, 2011.  The Company stated at that time that the Board intended to maintain this level of cash distribution for at least the next four quarters (i.e. through the first quarter of fiscal year 2013) and anticipated growing the distribution over time in line with FFO growth.  All future distributions remain subject to the discretion of the Company’s Board of Trustees.

As of July 31, 2011, IRET owns a diversified portfolio of 254 properties consisting of 78 multi-family residential properties, 68 commercial office properties, 56 commercial medical properties (including senior housing), 19 commercial industrial properties and 33 commercial retail properties.  IRET’s shares are publicly traded on the NASDAQ Global Select Market (NASDAQ:  IRET).

Company Snapshot
(as of July 31, 2011)

Company Headquarters	Minot, North Dakota
Fiscal Year-End	April 30
Reportable Segments	Multi-Family Residential, Commercial Office, Commercial Medical, Commercial Industrial, Commercial Retail
Total Properties	254
Total Square Feet
(commercial properties)	12.2 million
Total Units
(multi-family residential properties)	8,664
Common Shares Outstanding (thousands)	81,259
Limited Partnership Units Outstanding (thousands)	19,958
Common Share Distribution - Quarter/Annualized	$0.1715/$0.686
Dividend Yield	8.4%
Total Capitalization (see p. 13 for detail)	$1.9 billion

Investor Information
Board of Trustees

Jeffrey L. Miller	Trustee and Chairman
Stephen L. Stenehjem	Trustee and Vice Chairman, Chair of Compensation Committee
John D. Stewart	Trustee, Chair of Audit Committee
Patrick G. Jones	Trustee
C.W. “Chip” Morgan	Trustee
John T. Reed	Trustee, Chair of Nominating and Governance Committee
Edward T. Schafer	Trustee
W. David Scott	Trustee
Jeffrey K. Woodbury	Trustee
Thomas A. Wentz, Jr.	Trustee, Senior Vice President and Chief Operating Officer
Timothy P. Mihalick	Trustee, President and Chief Executive Officer

Management

Timothy P. Mihalick	President and Chief Executive Officer; Trustee
Thomas A. Wentz, Jr	Senior Vice President and Chief Operating Officer; Trustee
Diane K. Bryantt	Senior Vice President and Chief Financial Officer
Michael A. Bosh	Senior Vice President, General Counsel and Assistant Secretary
Charles A. Greenberg	Senior Vice President, Commercial Asset Management
Ted E. Holmes	Senior Vice President, Finance
Andrew Martin	Senior Vice President, Residential Property Management
Thomas A. Wentz, Sr.	Senior Vice President and Chief Investment Officer

Corporate Headquarters:
1400 31st Avenue SW, Suite 60
Minot, North Dakota 58701

Trading Symbol:  IRET
Stock Exchange Listing:  NASDAQ

Investor Relations:
Lindsey Anderson
landerson@iret.com

Common Share Data (NASDAQ: IRET)

	1st Quarter Fiscal Year 2012	4th Quarter Fiscal Year 2011	3rd Quarter Fiscal Year 2011	2nd Quarter Fiscal Year 2011	1st Quarter Fiscal Year 2011
High Closing Price	$9.69	$9.54	$9.26	$8.90	$9.20
Low Closing Price	$8.07	$8.92	$8.74	$7.97	$8.25
Average Closing Price	$8.87	$9.24	$8.99	$8.43	$8.71
Closing Price at end of quarter	$8.13	$9.41	$8.94	$8.80	$8.47
Common Share Distributions—annualized	$0.686	$0.686	$0.686	$0.686	$0.686
Closing Dividend Yield - annualized	8.4%	7.3%	7.7%	7.8%	8.1%
Closing common shares outstanding (thousands)	81,259	80,523	79,846	79,092	78,158
Closing limited partnership units outstanding (thousands)	19,958	20,068	20,047	19,994	20,273
Closing market value of outstanding common shares, plus imputed closing market value of outstanding limited partnership units (thousands)	$822,894	$946,561	$893,043	$871,957	$833,711

Certain statements in these supplemental disclosures are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially from projected results. Such risks, uncertainties and other factors include, but are not limited to: intentions and expectations regarding future distributions on our common shares and units, fluctuations in interest rates, the effect of government regulation, the availability of capital, changes in general and local economic and real estate market conditions, competition, our ability to attract and retain skilled personnel, and those risks and uncertainties detailed from time to time in our filings with the Securities and Exchange Commission, including our 2011Form 10-K. We assume no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

First Quarter Fiscal 2012 Acquisitions

Jamestown Buffalo Mall 2400 Highway 281 South, Jamestown, ND 58401 (interior Bison 6 Cinema)	Jamestown Buffalo Mall 2400 Highway 281 South, Jamestown, ND 58401 (exterior Bison 6 Cinema)

Investment Cost by Segment – First Quarter Fiscal 2012

With investments in the multi-family residential and commercial office, commercial medical, commercial industrial and commercial retail segments, IRET’s diversified portfolio helps to provide stability during market fluctuations in returns from specific property types.

Commercial Retail
7.2%
Commercial Industrial
6.6%
Multi-Family
Residential
27.4%
Commercial
Medical
25.2%
Commercial Office
33.6%

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS (unaudited)
(in thousands)

	07/31/2011	04/30/2011	01/31/2011	10/31/2010	07/31/2010
ASSETS
Real estate investments
Property owned	$1,777,485	$1,770,798	$1,763,585	$1,773,924	$1,813,427
Less accumulated depreciation	(339,293)	(328,952)	(319,235)	(322,379)	(320,994)
	1,438,192	1,441,846	1,444,350	1,451,545	1,492,433
Development in progress	12,697	9,693	4,231	2,755	174
Unimproved land	6,550	6,550	7,470	7,876	6,020
Mortgage loans receivable, net of allowance	156	156	157	157	158
Total real estate investments	1,457,595	1,458,245	1,456,208	1,462,333	1,498,785
Other assets
Cash and cash equivalents	37,307	41,191	30,907	43,701	56,077
Marketable securities – available-for-sale	627	625	325	420	420
Receivable arising from straight-lining of rents, net of allowance	19,331	18,933	18,656	18,125	17,751
Accounts receivable, net of allowance	7,935	5,646	8,864	5,179	5,911
Real estate deposits	458	329	254	2,089	302
Prepaid and other assets	1,997	2,351	2,852	3,375	3,032
Intangible assets, net of accumulated amortization	48,108	49,832	51,543	48,140	50,050
Tax, insurance, and other escrow	15,198	15,268	18,467	10,504	10,391
Property and equipment, net of accumulated depreciation	1,687	1,704	1,332	1,370	1,371
Goodwill	1,127	1,127	1,127	1,260	1,388
Deferred charges and leasing costs, net of accumulated amortization	20,304	20,112	19,737	18,606	18,449
TOTAL ASSETS	$1,611,674	$1,615,363	$1,610,272	$1,615,102	$1,663,927

LIABILITIES AND EQUITY
LIABILITIES
Accounts payable and accrued expenses	$34,547	$37,879	$35,633	$26,616	$33,340
Revolving lines of credit	34,000	30,000	10,000	29,100	6,528
Mortgages payable	1,002,962	993,803	998,929	1,004,532	1,063,414
Other	6,369	8,404	8,423	1,227	1,272
TOTAL LIABILITIES	1,077,878	1,070,086	1,052,985	1,061,475	1,104,554

REDEEMABLE NONCONTROLLING INTERESTS – CONSOLIDATED REAL ESTATE ENTITIES	1,263	987	1,237	1,357	1,427
EQUITY
Investors Real Estate Trust shareholders’ equity
Preferred Shares of Beneficial Interest	27,317	27,317	27,317	27,317	27,317
Common Shares of Beneficial Interest	627,722	621,936	616,701	610,580	603,344
Accumulated distributions in excess of net income	(250,585)	(237,563)	(223,684)	(221,304)	(213,055)
Total Investors Real Estate Trust shareholders’ equity	404,454	411,690	420,334	416,593	417,606
Noncontrolling interests – Operating Partnership	119,382	123,627	126,335	126,113	130,050
Noncontrolling interests – consolidated real estate entities	8,697	8,973	9,381	9,564	10,290
Total equity	532,533	544,290	556,050	552,270	557,946
TOTAL LIABILITIES AND EQUITY	$1,611,674	$1,615,363	$1,610,272	$1,615,102	$1,663,927

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)
(in thousands, except per share data)

Three Months Ended
OPERATING RESULTS	07/31/2011	04/30/2011	01/31/2011	10/31/2010	07/31/2010
Real estate revenue	$59,628	$59,124	$60,203	$58,904	$59,176
Real estate expenses	24,887	26,269	27,037	24,304	24,313
Net operating income	34,741	32,855	33,166	34,600	34,863
Depreciation/amortization	(14,900)	(14,947)	(14,591)	(14,424)	(14,566)
Administrative expenses, advisory and trustee services	(2,181)	(1,685)	(1,850)	(1,718)	(1,969)
Other expenses	(315)	(417)	(441)	(563)	(353)
Interest	(15,925)	(15,626)	(15,888)	(16,436)	(16,071)
Interest and other income	153	130	107	167	137
Income tax benefit (expense)	0	0	0	19	(19)
Income from continuing operations	1,573	310	503	1,645	2,022
Income (loss) from discontinued operations	0	0	14,085	5,476	310
Net income	$1,573	$310	$14,588	$7,121	$2,332

Net (income) loss attributable to noncontrolling interest – Operating Partnership	(178)	36	(2,793)	(1,322)	(370)
Net loss (income) attributable to noncontrolling interests – consolidated real estate entities	26	98	38	20	24
Net income attributable to Investors Real Estate Trust	1,421	444	11,833	5,819	1,986
Dividends to preferred shareholders	(593)	(593)	(593)	(593)	(593)
NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$828	$(149)	$11,240	$5,226	$1,393

Per Share Data
Earnings (loss) per common share from continuing operations – Investors Real Estate Trust – basic & diluted	$.01	$(.01)	$.00	$.01	$.02
Earnings (loss) per common share from discontinued operations – Investors Real Estate Trust – basic & diluted	.00	.00	.14	.06	.00
Net income (loss) per common share – basic & diluted	$.01	$(.01)	$.14	$.07	$.02

Percentage of Revenues
Real estate expenses	41.7%	44.4%	44.9%	41.3%	41.1%
Depreciation/amortization	25.0%	25.3%	24.2%	24.5%	24.6%
General and administrative	3.7%	2.8%	3.1%	2.9%	3.3%
Interest	26.7%	26.4%	26.4%	27.9%	27.2%
Net income	2.6%	0.5%	24.2%	12.1%	3.9%

Ratios
EBITDA(1)/Interest expense	2.03	x	1.98	x	1.97	x	1.96	x	2.04	x
EBITDA/Interest expense plus preferred distributions	1.96	x	1.91	x	1.90	x	1.89	x	1.97	x

(1)	See Definitions on page 25. EBITDA is a non-GAAP measure; see page 9 for a reconciliation of EBITDA to net income (loss).

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
FUNDS FROM OPERATIONS (unaudited)
(in thousands, except per share and unit data)

	Three Months Ended
	07/31/2011	04/30/2011	01/31/2011	10/31/2010	07/31/2010
Funds From Operations(1)
Net income attributable to Investors Real Estate Trust	$1,421	$444	$11,833	$5,819	$1,986
Less dividends to preferred shareholders	(593)	(593)	(593)	(593)	(593)
Net income (loss) available to common shareholders	828	(149)	11,240	5,226	1,393
Adjustments:
Noncontrolling interests – Operating Partnership	178	(36)	2,793	1,322	370
Depreciation and amortization	14,823	14,877	14,577	14,888	15,060
Gain on depreciable property sales	0	0	(13,961)	(5,404)	0
Funds from operations applicable to common shares and Units	$15,829	$14,692	$14,649	$16,032	$16,823

FFO per share and unit - basic and diluted	$0.16	$0.15	$0.14	$0.17	$0.17
Weighted average shares and units	100,844	100,239	99,355	98,737	96,777

(1)	See Definitions on page 25.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION (EBITDA) (unaudited)
(in thousands)

	Three Months Ended
	07/31/2011	04/30/2011	01/31/2011	10/31/2010	07/31/2010
EBITDA(1)
Net income attributable to Investors Real Estate Trust	$1,421	$444	$11,833	$5,819	$1,986
Adjustments:
Noncontrolling interests – Operating Partnership	178	(36)	2,793	1,322	370
Income before noncontrolling interests – Operating Partnership	1,599	408	14,626	7,141	2,356
Add:
Interest	15,925	15,626	15,719	17,346	16,762
Depreciation/amortization related to real estate investments	14,166	14,246	13,943	14,320	14,482
Amortization related to non-real estate investments	734	701	689	639	654
Amortization related to real estate revenues(2)	51	56	44	28	25
Less:
Interest income	(53)	(65)	(75)	(66)	(58)
Gain on sale of real estate, land and other investments	0	0	(13,961)	(5,404)	0
EBITDA	$32,422	$30,972	$30,985	$34,004	$34,221

(1)	See Definitions on page 25.
(2)	Included in real estate revenue in the Statement of Operations.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
LONG-TERM MORTGAGE DEBT ANALYSIS
(in thousands)

Debt Maturity Schedule
Annual Expirations

Total Mortgage Debt

	Future Maturities of Debt
Fiscal Year	Fixed Debt	Variable Debt	Total Debt	Weighted Average(1)	% of Total Debt
2012	$25,667	$0	$25,667	6.33%	2.6%
2013	21,996	0	21,996	5.76%	2.2%
2014	44,310	799	45,109	6.14%	4.5%
2015	75,754	5,250	81,004	5.66%	8.1%
2016	67,064	82	67,146	5.98%	6.7%
2017	187,904	0	187,904	6.16%	18.7%
2018	86,472	0	86,472	5.80%	8.6%
2019	72,270	575	72,845	6.37%	7.3%
2020	118,699	0	118,699	5.85%	11.8%
2021	120,329	0	120,329	5.47%	12.0%
Thereafter	175,791	0	175,791	5.80%	17.5%
Total maturities	$996,256	$6,706	$1,002,962	5.90%	100.0%
(1)	Weighted average interest rate of debt that matures in fiscal year.

	07/31/2011	04/30/2011	01/31/2011	10/31/2010	07/31/2010
Balances Outstanding
Mortgage
Fixed rate	$996,256	$992,276	$997,332	$1,002,867	$1,034,982
Variable rate	6,706	1,527	1,597	1,665	28,432
Mortgage total	1,002,962	993,803	998,929	1,004,532	1,063,414

Weighted Average Interest Rates
Secured	5.90%	5.92%	6.05%	6.14%	6.13%

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
LONG-TERM MORTGAGE DEBT* DETAIL AS OF JULY 31, 2011

(in thousands)

Property	Maturity Date	Fiscal 2012	Fiscal 2013	Fiscal 2014	Fiscal 2015	Thereafter	Total(1)

Multi-Family Residential
Oakmont Estates - Sioux Falls, SD (2)	9/1/2011	$3,586	$0	$0	$0	$0	$3,586
Canyon Lake - Rapid City, SD	10/1/2011	2,579	0	0	0	0	2,579
Meadows III - Jamestown, ND	11/1/2011	935	0	0	0	0	935
Crown - Rochester, MN	1/1/2012	2,508	0	0	0	0	2,508
Monticello Village - Monticello, MN	3/1/2013	0	3,007	0	0	0	3,007
Quarry Ridge - Rochester, MN	10/1/2013	0	0	12,072	0	0	12,072
East Park - Sioux Falls, SD	12/1/2013	0	0	1,521	0	0	1,521
Sycamore Village - Sioux Falls, SD	12/1/2013	0	0	856	0	0	856
Candlelight - Fargo, ND	3/1/2014	0	0	1,305	0	0	1,305
Summary of Debt due after Fiscal 2015		0	0	0	0	252,916	252,916
Sub-Total Multi-Family Residential		$9,608	$3,007	$15,754	$0	$252,916	$281,285

Commercial Office
Wells Fargo Center - St Cloud, MN (3)	10/1/2011	$6,261	$0	$0	$0	$0	$6,261
Wirth Corporate Center - Golden Valley, MN	2/1/2012	3,713	0	0	0	0	3,713
Great Plains - Fargo, ND	10/1/2013	0	0	2,849	0	0	2,849
Whitewater Plaza - Minnetonka, MN	3/1/2014	0	0	2,600	0	0	2,600
Whitewater Plaza - Minnetonka, MN	3/1/2014	0	0	1,348	0	0	1,348
Viromed - Eden Prairie, MN	4/1/2014	0	0	839	0	0	839
TCA Building - Eagan, MN	5/1/2014	0	0	0	7,862	0	7,862
Brenwood - Hennepin County, MN	7/15/2014	0	0	0	5,250	0	5,250
Burnsville Bluffs II - Burnsville, MN	8/8/2014	0	0	0	1,783	0	1,783
Plymouth IV - Plymouth, MN	8/8/2014	0	0	0	3,289	0	3,289
Plymouth V - Plymouth, MN	8/8/2014	0	0	0	3,844	0	3,844
Plaza VII - Boise, ID	9/1/2014	0	0	0	1,094	0	1,094
Crosstown Centre - Eden Prairie, MN	12/1/2014	0	0	0	3,507	0	3,507
Crosstown Centre - Eden Prairie, MN	12/1/2014	0	0	0	10,521	0	10,521
Northgate I - Maple Grove, MN	12/10/2014	0	0	0	5,464	0	5,464
Plymouth I - Plymouth, MN	12/10/2014	0	0	0	1,225	0	1,225
Plymouth II - Plymouth, MN	12/10/2014	0	0	0	1,225	0	1,225
Plymouth III - Plymouth, MN	12/10/2014	0	0	0	1,507	0	1,507
Benton Business Park - Sauk Rapids, MN	1/1/2015	0	0	0	672	0	672
West River Business Park - Waite Park, MN	1/1/2015	0	0	0	672	0	672
Highlands Ranch I - Highlands Ranch, CO	3/1/2015	0	0	0	8,590	0	8,590
Highlands Ranch II - Highlands Ranch, CO	3/1/2015	0	0	0	8,381	0	8,381
Summary of Debt due after Fiscal 2015		0	0	0	0	266,676	266,676
Sub-Total Commercial Office		$9,974	$0	$7,636	$64,886	$266,676	$349,172
Commercial Medical
Georgetown Square - Grand Chute, WI	5/1/2012	$0	$2,210	$0	$0	$0	$2,210
High Pointe Health Campus - Lake Elmo, MN	12/1/2013	0	0	2,058	0	0	2,058
Edgewood Vista - Billings, MT	12/10/2014	0	0	0	2,012	0	2,012
Edgewood Vista - East Grand Forks, MN	12/10/2014	0	0	0	3,065	0	3,065
Edgewood Vista - Sioux Falls, SD	12/10/2014	0	0	0	1,152	0	1,152
Summary of Debt due after Fiscal 2015		0	0	0	0	251,385	251,385
Sub-Total Commercial Medical		$0	$2,210	$2,058	$6,229	$251,385	$261,882

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
LONG-TERM MORTGAGE DEBT* DETAIL AS OF JULY 31, 2011 (continued)

(in thousands)

Property	Maturity Date	Fiscal 2012	Fiscal 2013	Fiscal 2014	Fiscal 2015	Thereafter	Total(1)

Commercial Industrial
Stone Container - Roseville, MN	2/1/2012	$3,685	$0	$0	$0	$0	$3,685
Minnetonka 13600 County Road 62 - Minnetonka, MN	2/27/2012	2,400	0	0	0	0	2,400
Dixon Avenue Industrial Park - Des Moines, IA	1/1/2013	0	7,230	0	0	0	7,230
Bloomington 2000 West 94th Street - Bloomington, MN	3/1/2013	0	3,865	0	0	0	3,865
Roseville 2929 Long Lake Road - Roseville, MN	3/1/2013	0	5,684	0	0	0	5,684
Bodycote Industrial Building - Eden Prairie, MN	9/1/2013	0	0	1,170	0	0	1,170
Cedar Lake Business Center - St. Louis Park, MN	11/1/2013	0	0	2,375	0	0	2,375
Woodbury 1865 Woodlane - Woodbury, MN	11/1/2013	0	0	2,795	0	0	2,795
Clive 2075 NW 94th St - Clive, IA	9/30/2014	0	0	0	2,241	0	2,241
Metal Improvement Company - New Brighton, MN	9/30/2014	0	0	0	1,542	0	1,542
Winsted Industrial Building	9/30/2014	0	0	0	407	0	407
Summary of Debt due after Fiscal 2015		0	0	0	0	23,817	23,817
Sub-Total Commercial Industrial		$6,085	$16,779	$6,340	$4,190	$23,817	$57,211

Commercial Retail
Burnsville I Strip Center - Burnsville, MN	6/30/2013	$0	$0	$445	$0	$0	$445
Burnsville II Strip Center - Burnsville, MN	6/30/2013	0	0	354	0	0	354
St Cloud Westgate - St Cloud, MN	10/10/2013	0	0	3,330	0	0	3,330
Livingston Pamida - Livingston, MT	12/19/2013	0	0	1,184	0	0	1,184
Eagan I Retail Center - Eagan, MN	12/22/2013	0	0	1,385	0	0	1,385
Forest Lake Westlake Center - Forest Lake, MN	12/22/2013	0	0	4,428	0	0	4,428
Pine City C-Store - Pine City, MN	4/20/2014	0	0	307	0	0	307
Pine City Evergreen Square - Pine City, MN	4/20/2014	0	0	1,888	0	0	1,888
Omaha Barnes & Noble - Omaha, NE	6/1/2014	0	0	0	2,659	0	2,659
Jamestown Buffalo Mall - Jamestown, ND	9/1/2014	0	0	0	987	0	987
Fargo Express Center - Fargo, ND	10/1/2014	0	0	0	1,029	0	1,029
Lakeville Strip Center - Lakeville, MN	10/1/2014	0	0	0	1,024	0	1,024
Summary of Debt due after Fiscal 2015		0	0	0	0	34,392	34,392
Sub-Total Commercial Retail		$0	$0	$13,321	$5,699	$34,392	$53,412

Total		$25,667	$21,996	$45,109	$81,004	$829,186	$1,002,962

*
Mortgage debt does not include the Company’s multi-bank line of credit and one loan financed with Recovery Zone Facility Bonds.  The line of credit has a maturity date of August 11, 2013; as of July 31, 2011, the Company had borrowings of $34,000,000 outstanding under this line.  The loan financed with Recovery Zone Facility Bonds matures on July 1, 2036; the principal amount of this loan is $5.2 million

(1)	Totals are principal balances as of July 31, 2011.
(2)	Commitment has been signed to refinance this maturing loan on or before its maturity date.
(3)	Loan refinanced on August 25, 2011.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
CAPITAL ANALYSIS
(in thousands, except per share and unit amounts)

	Three Months Ended
	07/31/2011	04/30/2011	01/31/2011	10/31/2010	07/31/2010
Equity Capitalization
Common shares outstanding	81,259	80,523	79,846	79,092	78,158
Operating partnership (OP) units outstanding	19,958	20,068	20,047	19,994	20,273
Total common shares and OP units outstanding	101,217	100,591	99,893	99,086	98,431
Market price per common share (closing price at end of period)	$8.13	$9.41	$8.94	$8.80	$8.47
Equity capitalization-common shares and OP units	$822,894	$946,561	$893,043	$871,957	$833,711
Recorded book value of preferred shares	$27,317	$27,317	$27,317	$27,317	$27,317
Total equity capitalization	$850,211	$973,878	$920,360	$899,274	$861,028

Debt Capitalization
Total mortgage debt	$1,002,962	$993,803	$998,929	$1,004,532	$1,063,414
Total capitalization	$1,853,173	$1,967,681	$1,919,289	$1,903,806	$1,924,442

Total debt to total capitalization	0.54:1	0.51:1	0.52:1	0.53:1	0.55:1

	Three Months Ended
	07/31/2011		04/30/2011		01/31/2011		10/31/2010		07/31/2010
Earnings to fixed charges(1)	1.10	x	1.03	x	1.03	x	1.10	x	1.12	x
Earnings to combined fixed charges and preferred distributions(1)	1.06	x	0.99	x	1.00	x	1.06	x	1.08	x
Debt service coverage ratio(1)	1.41	x	1.37	x	1.37	x	1.40	x	1.44	x

Distribution Data
Common shares and units outstanding at record date	100,725		100,101		99,213		98,726		96,506
Total common distribution paid	$17,275		$17,167		$17,015		$16,931		$16,551
Common distribution per share and unit	$.1715		$.1715		$.1715		$.1715		$.1715
Payout ratio (FFO per share and unit basis)(1)	107.2%		114.3%		122.5%		100.9%		100.9%

(1)	See Definitions on page 25.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
STABILIZED PROPERTIES NET OPERATING INCOME SUMMARY
(in thousands)

	Stabilized Properties(1)
	Three Months Ended July 31,
Segment	2011	2010	% Change
Multi-Family Residential	$9,045	$8,109	11.5%
Commercial Office	9,666	10,954	(11.8%)
Commercial Medical	10,600	10,999	(3.6%)
Commercial Industrial	2,361	2,390	(1.2%)
Commercial Retail	2,112	2,377	(11.1%)
	$33,784	$34,829	(3.0%)

(1)	For Three Months Ended July 31, 2011, stabilized properties excluded:

Multi-Family Residential -	North Pointe II, Bismarck, ND and Sierra Vista, Sioux Falls, SD.
Total number of units, 68 Occupancy % for July 31, 2011 is 94.1%.

Commercial Office -	1st Avenue Building, Minot, ND and Omaha 10802 Farnum Drive, Omaha, NE.
Total square footage 63,001. Occupancy % for July 31, 2011 is 98.7%.

Commercial Medical -	Billings 2300 Grant Road, Billings, MT; Missoula 3050 Great Northern Avenue, Missoula, MT and Edgewood Vista-Minot, Minot, ND.
Total square footage, 137,848. Occupancy % for July 31, 2011 is 100.0%.

Commercial Industrial -	Fargo 1320 45th Street North, Fargo, ND.
Total square footage, 42,244. Occupancy % for July 31, 2011 is 100.0%.

Commercial Retail -	Minot 1400 31st Ave, Minot, ND.
Total square footage, 48,960 Occupancy % for July 31, 2011 is 44.9%.

For Three Months Ended July 31, 2010, stabilized properties excluded:

Commercial Office -	1st Avenue Building, Minot, ND.
Total square footage, 15,446. Occupancy % for July 31, 2010 is 28.7%.

Commercial Medical -	Billings 2300 Grant Road, Billings, MT; Missoula 3050 Great Northern Avenue, Missoula, MT and Fox River Cottages, Grand Chute, WI.
Total square footage, 55,681. Occupancy % for July 31, 2010 is 52.7%.

Commercial Industrial -	Fargo 1320 45th Street North, Fargo, ND.
Total square footage, 42,244. Occupancy % for July 31, 2010 is 100.0%.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
NET OPERATING INCOME DETAIL
(in thousands)

	Three Months Ended July 31, 2011
	Reporting Segments
	Multi-Family Residential	Commercial Office	Commercial Medical	Commercial Industrial	Commercial Retail	Corporate and Other	Total
Real estate rental revenue
Stabilized(1)	$17,334	18,492	16,114	3,325	3,172	$0	$58,437
Non-Stabilized	148	323	503	110	107	0	1,191
Total	17,482	18,815	16,617	3,435	3,279	0	59,628

Real estate expenses
Stabilized(1)	8,289	8,826	5,514	964	1,060	0	24,653
Non-Stabilized	77	118	4	2	33	0	234
Total	8,366	8,944	5,518	966	1,093	0	24,887

Stabilized(1)	9,045	9,666	10,600	2,361	2,112	0	33,784
Non-Stabilized	71	205	499	108	74	0	957
Net operating income	$9,116	9,871	11,099	2,469	2,186	$0	$34,741

Reconciliation of NOI to net income (loss) available to common shareholders
Depreciation/amortization	$(3,519)	(5,361)	(4,193)	(881)	(848)	$(98)	$(14,900)
Administrative, advisory and trustee fees	0	0	0	0	0	(2,181)	(2,181)
Other expenses	0	0	0	0	0	(315)	(315)
Interest expense	(4,521)	(5,198)	(3,963)	(936)	(788)	(519)	(15,925)
Interest and other income	0	0	0	0	0	153	153
Net income (loss)	1,076	(688)	2,943	652	550	(2,960)	1,573
Net loss attributable to noncontrolling interests – Operating Partnership	0	0	0	0	0	(178)	(178)
Net loss attributable to noncontrolling interests – consolidated real estate entities	0	0	0	0	0	26	26
Net income (loss) attributable to Investors Real Estate Trust	1,076	(688)	2,943	652	550	(3,112)	1,421
Dividends to preferred shareholders	0	0	0	0	0	(593)	(593)
NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$1,076	(688)	2,943	652	550	$(3,705)	$828

(1)	For Three Months Ended July 31, 2011, stabilized properties excluded:

Multi-Family Residential -	North Pointe II, Bismarck, ND and Sierra Vista, Sioux Falls, SD.
Total number of units, 68 Occupancy % for July 31, 2011 is 94.1%.

Commercial Office -	1st Avenue Building, Minot, ND and Omaha 10802 Farnum Drive, Omaha, NE.
Total square footage 63,001. Occupancy % for July 31, 2011 is 98.7%.

Commercial Medical -	Billings 2300 Grant Road, Billings, MT; Missoula 3050 Great Northern Avenue, Missoula, MT and Edgewood Vista-Minot, Minot, ND.
Total square footage, 137,848. Occupancy % for July 31, 2011 is 100.0%.

Commercial Industrial -	Fargo 1320 45th Street North, Fargo, ND.
Total square footage, 42,244. Occupancy % for July 31, 2011 is 100.0%.

Commercial Retail -	Minot 1400 31st Ave, Minot, ND.
Total square footage, 48,960 Occupancy % for July 31, 2011 is 44.9%.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
NET OPERATING INCOME DETAIL
(in thousands)

	Three Months Ended July 31, 2010
	Reporting Segments
	Multi-Family Residential	Commercial Office	Commercial Medical	Commercial Industrial	Commercial Retail	Corporate and Other	Total
Real estate rental revenue
Stabilized(1)	$16,167	19,891	16,284	3,353	3,417	$0	$59,112
Non-Stabilized	0	2	26	36	0	0	64
Total	16,167	19,893	16,310	3,389	3,417	0	59,176

Real estate expenses
Stabilized(1)	8,058	8,937	5,285	963	1,040	0	24,283
Non-Stabilized	0	6	23	1	0	0	30
Total	8,058	8,943	5,308	964	1,312	0	24,313

Net Operating Income (NOI)
Stabilized(1)	8,109	10,954	10,999	2,390	2377	0	34,829
Non-Stabilized	0	(4)	3	35	0	0	34
Net operating income	$8,109	10,950	11,002	2,425	2,377	$0	$34,863

Reconciliation of NOI to net income (loss) available to common shareholders
Depreciation/amortization	$(3,362)	(5,572)	(3,898)	(897)	(740)	$(97)	$(14,566)
Administrative, advisory and trustee services	0	0	0	0	0	(1,969)	(1,969)
Other expenses	0	0	0	0	0	(353)	(353)
Interest expense	(4,294)	(5,571)	(4,314)	(1,000)	(816)	(76)	(16,071)
Interest and other income	0	0	0	0	0	137	137
Income (loss) from continuing operations before income taxes	453	(193)	2,790	528	821	(2,358)	2,041
Income tax expense	0	0	0	0	0	(19)	(19)
Income (loss) from continuing operations	453	(193)	2,790	528	821	(2,377)	2,022
Income (loss) from discontinued operations	348	0	4	(8)	(34)	0	310
Net income (loss)	801	(193)	2,794	520	787	(2,377)	2,332
Net income attributable to noncontrolling interests – Operating Partnership	0	0	0	0	0	(370)	(370)
Net income attributable to noncontrolling interests – consolidated real estate entities	0	0	0	0	0	24	24
Net income (loss) attributable to Investors Real Estate Trust	801	(193)	2,794	520	787	(2,723)	1986
Dividends to preferred shareholders	0	0	0	0	0	(593)	(593)
NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$801	(193)	2,794	520	787	$(3,316)	$1,393

1)	For Three Months Ended July 31, 2010, stabilized properties excluded:

Commercial Office -	1st Avenue Building, Minot, ND.
Total square footage, 15,446. Occupancy % for July 31, 2010 is 28.7%.

Commercial Medical -	Billings 2300 Grant Road, Billings, MT; Missoula 3050 Great Northern Avenue, Missoula, MT and Fox River Cottages, Grand Chute, WI.
Total square footage, 55,681. Occupancy % for July 31, 2010 is 52.7%.

Commercial Industrial -	Fargo 1320 45th Street North, Fargo, ND.
Total square footage, 42,244. Occupancy % for July 31, 2010 is 100.0%.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
STABILIZED PROPERTIES AND ALL PROPERTIES PHYSICAL OCCUPANCY LEVELS BY SEGMENT
1st Quarter Fiscal 2012 vs. 1st Quarter Fiscal 2011

Segments	Stabilized Properties		All Properties
	1st Quarter	1st Quarter	1st Quarter	1st Quarter
	Fiscal 2012	Fiscal 2011	Fiscal 2012	Fiscal 2011
Multi-Family Residential	91.5%	85.8%	91.5%	85.8%
Commercial Office	78.1%	82.1%	78.4%	81.9%
Commercial Medical	95.5%	96.0%	95.7%	95.1%
Commercial Industrial	94.6%	88.9%	94.7%	89.1%
Commercial Retail	86.6%	84.1%	85.2%	84.1%

Stabilized Physical Occupancy Levels by Segment
100.0%
95.0%
90.0%
85.0%
80.0%
75.0%
Multi-Family Residential
Commercial Office
Commercial Medical
Commercial Industrial
Commercial Retail
1st Quarter Fiscal 2012
1st Quarter Fiscal 2011

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
COMMERCIAL LEASING SUMMARY
for the three months ended July 31, 2011

	Three Months Ended July 31, 2011
	New(1)	Renew(2)	Total	Expiring(3)	Net Change	Percentage Change
Gross Square Footage
Commercial Office	30,532	158,070	188,602	188,104	498
Commercial Medical	7,640	19,457	27,097	33,748	(6,651)
Commercial Industrial	0	194,108	194,108	13,870	180,238
Commercial Retail	21,287	38,639	59,926	137,089	(77,163)
Total All Segments	59,459	410,274	469,733	372,811	96,922

Weighted Average Rental Rates(3)
Commercial Office	$9.82	$9.98	$9.95	$10.58	$(0.63)	(6.0%)
Commercial Medical	16.00	16.43	16.31	18.79	(2.48)	(13.2%)
Commercial Industrial	0.00	1.48	1.48	2.70	(1.22)	(45.2%)
Commercial Retail	3.73	12.59	9.44	4.33	5.11	118.0%
Total All Segments	$8.43	$6.51	$6.75	$8.74	$(1.99)	(22.8%)

	Three Months Ended July 31, 2011
	New(1)	Renew(2)	Total
Weighted Average Term of New/Renewed Leased(4)
Commercial Office	4.5	3.8	4.0
Commercial Medical	0.4	4.9	4.4
Commercial Industrial	0.0	3.0	3.0
Commercial Retail	7.5	5.4	6.0
Total All Segments	4.7	4.4	4.5

(1)	Does not include leases in place on acquired properties.
(2)	Renewals may include leases that have renewed prior to expiration date. Square footage or rental rate changes on renewals are included in calculation.
(3)	Expired leases include leases with tenants who have vacated or renewed. Excluded from expired leases are leases that have been amended to extend the term, including leases on a month-to-month basis.
(4)	Term in years.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
COMMERCIAL LEASING COMMITTMENTS
for the three months ended July 31, 2011

	1st Quarter Fiscal 2012 Total
	New	Renew	Total Dollars
Tenant Improvements
Commercial Office	$370,985	$471,777	$842,762
Commercial Medical	0	172,450	172,450
Commercial Industrial	0	70,000	70,000
Commercial Retail	22,500	18,846	41,346
Subtotal	$393,485	$733,073	$1,126,558

Tenant Improvements per square foot
Commercial Office	$12.15	$2.98	$4.47
Commercial Medical	0.00	8.86	6.36
Commercial Industrial	0.00	0.36	0.36
Commercial Retail	1.06	0.49	0.69
All Segments	$6.62	$1.79	$2.40

Leasing Costs
Commercial Office	$186,772	$337,142	$523,914
Commercial Medical	3,591	83,812	87,403
Commercial Industrial	0	41,900	41,900
Commercial Retail	0	7,996	7,996
Subtotal	$190,363	$470,850	$661,213

Leasing Costs per square foot
Commercial Office	$6.12	$2.13	$2.78
Commercial Medical	0.47	4.31	3.23
Commercial Industrial	0.00	0.22	0.22
Commercial Retail	0.00	0.21	0.13
All Segments	$3.20	$1.15	$1.41

Tenant Improvements and Leasing Costs
Commercial Office	$557,757	$808,919	$1,366,676
Commercial Medical	3,591	256,262	259,853
Commercial Industrial	0	111,900	111,900
Commercial Retail	22,500	26,842	49,342
Total	$583,848	$1,203,923	$1,787,771

Tenant Improvements and Leasing Costs per square foot
Commercial Office	$18.27	$5.12	$7.25
Commercial Medical	0.47	13.17	9.59
Commercial Industrial	0.00	0.58	0.58
Commercial Retail	1.06	0.69	0.82
All Segments	$9.82	$2.93	$3.81

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
MULTI-FAMILY RESIDENTIAL SUMMARY

	Three Months Ended
	07/31/2011	04/30/2011	01/31/2011	10/31/2010	07/31/2010
Number of Units	8,664	8,661	8,593	8,590	8,590
Average Investment Per Unit
Stabilized	$56,093	$55,922	$55,866	$55,561	$55,283
Non-Stabilized	62,078	61,947	0	0	0
	$56,140	$55,969	$55,866	$55,561	$55,283

Average Scheduled Rent(1) per Unit
Stabilized	$701	$698	$697	$699	$696
Non-Stabilized	715	567	0	0	0
	$701	$697	$697	$699	$696

Total Receipts per Unit
Stabilized	$672	$665	$655	$642	$627
Non-Stabilized	726	538	0	0	0
	$673	$664	$655	$642	$627

Total Recurring Capital Expenditures per Unit(1)
Stabilized	$230	$144	$146	$165	$131
Non-Stabilized	113	105	0	0	0
	$229	$144	$146	$165	$131

Physical Occupancy%
Stabilized	91.5%	92.8%	91.1%	90.6%	85.8%
Non-Stabilized	94.1%	89.7%	0.0%	0.0%	0.0%
	91.5%	92.8%	91.1%	90.6%	85.8%

Operating Expenses as a % of Scheduled Rent
Stabilized	46.3%	49.4%	49.7%	46.1%	44.9%
Non-Stabilized	52.4%	47.4%	0.0%	0.0%	0.0%
Total	46.3%	49.4%	49.7%	46.1%	44.9%

(1)	See Definitions on page 25.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
10 LARGEST COMMERCIAL TENANTS – BASED ON ANNUALIZED BASE RENT(1)
as of July 31, 2011

Tenant	Number of Properties	Average Remaining Lease Term in Months	% of Total Commercial Segments’ Minimum Rents	Aggregate Rentable Square Feet	% of Aggregate Occupied Square Feet
Affiliates of Edgewood Vista	20	206	10.8%	1,040,649	9.8%
St. Lukes Hospital of Duluth, Inc.	6	54	3.5%	198,775	1.9%
Fairview Health Services	9	56	3.2%	238,932	2.2%
Applied Underwriters	3	67	2.3%	141,724	1.3%
Affiliates of Siemens USA	2	7	2.1%	186,224	1.8%
HealthEast Care System	1	91	1.7%	114,316	1.1%
Microsoft (NASDAQ: MSFT)	1	25	1.4%	122,040	1.1%
Smurfit - Stone Container (NASDAQ: SSCC)	2	52	1.4%	406,397	3.8%
Nebraska Orthopedic Hospital	1	212	1.3%	61,758	0.6%
Arcadis Corporate Services, Inc.	1	60	1.2%	71,430	0.7%
Total/Weighted Average		94	28.9%	2,582,245	24.3%

(1)	See Definitions on page 25.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
LEASE EXPIRATIONS
as of July 31, 2011

Fiscal Year	Number of Leases	Rentable Square Feet	% of Rentable Square Feet	Annualized Rent*	Average Rental Rate	% of Annualized Rent
Commercial Office
2012	44	548,723	14.0%	$8,032,418	$14.64	14.5%
2013	46	541,890	13.9%	7,496,243	13.83	13.6%
2014	51	611,108	15.6%	8,085,855	13.23	14.6%
2015	58	437,520	11.2%	6,307,192	14.42	11.4%
2016	36	472,029	12.1%	6,719,189	14.23	12.2%
2017 and thereafter	49	1,298,292	33.2%	18,663,336	14.38	33.7%
	284	3,909,562	100.0%	$55,304,233	$14.15	100.0%

Commercial Medical
2012	26	89,170	3.5%	$1,802,042	$20.21	3.9%
2013	20	109,006	4.2%	2,416,824	22.17	5.2%
2014	28	393,484	15.3%	7,170,736	18.22	15.3%
2015	13	56,428	2.2%	1,356,206	24.03	2.9%
2016	25	176,413	6.8%	3,564,975	20.21	7.6%
2017 and thereafter	75	1,755,151	68.0%	30,403,566	17.32	65.1%
	187	2,579,652	100.0%	$46,714,349	$18.11	100.0%

Commercial Industrial
2012	8	821,944	30.2%	$2,233,623	$2.72	22.3%
2013	3	154,685	5.7%	720,993	4.66	7.2%
2014	8	234,078	8.6%	955,958	4.08	9.6%
2015	3	76,200	2.8%	459,650	6.03	4.6%
2016	8	784,327	28.9%	3,142,911	4.01	31.4%
2017 and thereafter	9	648,015	23.8%	2,488,919	3.84	24.9%
	39	2,719,249	100.0%	$10,002,054	$3.68	100.0%

Commercial Retail
2012	34	173,240	14.4%	$1,105,426	$6.38	11.6%
2013	31	94,058	7.8%	734,614	7.81	7.7%
2014	37	204,102	17.0%	1,282,479	6.28	13.4%
2015	25	267,601	22.3%	2,014,975	7.53	21.1%
2016	20	90,751	7.6%	1,087,619	11.98	11.4%
2017 and thereafter	24	371,665	30.9%	3,331,916	8.96	34.8%
	171	1,201,417	100.0%	$9,557,029	$7.95	100.0%

Commercial Total
2012	112	1,633,077	15.7%	$13,173,509	$8.07	10.8%
2013	100	899,639	8.6%	11,368,674	12.64	9.4%
2014	124	1,442,772	13.9%	17,495,028	12.13	14.4%
2015	99	837,749	8.1%	10,138,023	12.10	8.3%
2016	89	1,523,520	14.6%	14,514,694	9.53	11.9%
2017 and thereafter	157	4,073,123	39.1%	54,887,737	13.48	45.2%
	681	10,409,880	100.0%	$121,577,665	$11.68	100.0%

*	Annualized Rent is monthly scheduled rent as of July 31, 2011 (cash basis), multiplied by 12.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
FISCAL 2012 ACQUISITION SUMMARY
as of July 31, 2011
($’s in thousands)

Property	Location	Segment Type	Acquisition Date	Square Feet/Units	Leased Percentage At Acquisition	July 31, 2011 Leased Percentage	Acquisition Cost

Buffalo Mall Theaters1	Jamestown, ND	Commercial Retail	June 15, 2011	19,037	100.0%	100.0%	$764
			Total Square Feet	19,037			$764
			Total Units	0

(1)	Conversion project placed in service June 15, 2011. Additional costs incurred in fiscal year 2011 totaled $1.4 million, for a total project cost at July 31, 2011 of $2.2 million.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
FISCAL 2012 DEVELOPMENT SUMMARY
as of July 31, 2011
($’s in thousands)

Property and Location	Total Rentable Square Feet or # of Units	Percentage Leased or Committed	Anticipated Total Cost	Cost to Date	Anticipated Construction Completion
Multi-Family Conversion - Minot, ND	Convert 15,446 sf. commercial office to 24 multi-family residential units	0%	2,200	319	4th Quarter Fiscal 2012
Meadow Wind, Casper, WY	28 assisted living units and 16 memory care units	0%	4,500	814	3rd Quarter Fiscal 2012
Trinity Hospital Build-to-Suit, Minot, ND	24,544 sf. one story medical clinic	100%	7,380	7,288	2nd Quarter Fiscal 2012
Quarry Ridge II Apartments, Rochester, MN	159 unit apartment building	0%	19,400	1,437	2nd Quarter Fiscal 2013
Georgetown Square Condos - Grand Chute, WI	8 condo units	0%	NA	1,779	2nd Quarter Fiscal 2012
Other		NA	NA	1,060
		Total	$33,480	$12,697

Definitions

July 31, 2011

Annualized base rent (ABR) is calculated as monthly base rent (cash basis) per the lease, as of the reporting period, multiplied by 12.

Debt to total market capitalization is total debt from the balance sheet divided by the sum of total debt from the balance sheet plus the market value of shares outstanding at the end of the period.

Debt service coverage ratio is computed by dividing earnings before interest income and expense, depreciation, amortization and gain on sale of real estate by interest expense and principal amortization.

EBITDA is earnings before interest, taxes, depreciation and amortization. We consider EBITDA to be an appropriate supplemental performance measure because it eliminates depreciation, interest and the gain/loss from property dispositions, which permits investors to view income from operations without the effect of non-cash depreciation or the cost of debt; however, EBIDTA as we calculate it has not been adjusted for the effect of nonrecurring events such as asset impairment and gain/loss on involuntary conversion.  EBITDA is a non-GAAP measure. EBITDA as calculated by us is not comparable to EBITDA reported by other REITs that do not define EBITDA exactly as we do.

Funds from operations (FFO) - The National Association of Real Estate Investment Trusts, Inc. (NAREIT) defines FFO as “net income (computed in accordance with generally accepted accounting principles, excluding gains (or losses) from sales of property, plus real estate depreciation and amortization, and adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect funds from operations on the same basis.” FFO is a non-GAAP measure.  We consider FFO to be a standard supplemental measure for equity real estate investment trusts because it facilitates an understanding of the operating performance of properties without giving effect to real estate depreciation and amortization, which assume that the value of real estate assets diminishes predictably over time.  Since real estate values instead historically rise or fall with market conditions, we believe that FFO provides investors and management with a more accurate indication of our financial and operating results.

Net Operating Income is total real estate revenues less real estate expenses and real estate taxes (which consist of utilities, maintenance, real estate taxes, insurance and property management expenses).

Payout ratio (FFO per share and unit basis) - The ratio of the current quarterly or annual distribution rate per common share and unit divided by quarterly or annual FFO per share and unit.

Ratio of earnings to fixed charges - The ratio of earnings to fixed charges is computed by dividing earnings by fixed charges. For this purpose, earnings consist of income from continuing operations plus fixed charges and preferred distributions, less adjustments for noncontrolling interests - consolidated real estate entities, capitalized interest and preferred distributions. Fixed charges consist of mortgage and loan interest expense, whether expensed or capitalized, the amortization of debt expense and capitalized interest.

Ratio of earnings to combined fixed charges and preferred distributions - The ratio of earnings to combined fixed charges and preferred distributions is computed by dividing earnings by combined fixed charges and preferred distributions. For this purpose, earnings consist of income from continuing operations plus fixed charges and preferred distributions, less adjustments for noncontrolling interests - consolidated real estate entities, capitalized interest and preferred distributions. Combined fixed charges and preferred distributions consist of fixed charges (mortgage and loan interest expense, whether expensed or capitalized, the amortization of debt expense and capitalized interest) and preferred distributions.

Recurring capital expenditures are costs that increase the value and extend the useful life of a property.  Ordinary repair and maintenance costs that do not extend the useful life of the asset are expensed as incurred.  Costs incurred on a lease turnover due to normal wear and tear by the resident are expensed on the turn.  Recurring capital expenditures typically include appliances, carpeting and flooring, and kitchen/bath cabinets.

Scheduled rent revenue is the total possible revenue from all leasable units and square footage, with occupied space valued at contract rates pursuant to leases and vacant units or square footage at market rates.

Stabilized properties are those properties owned for the entirety of both periods being compared, and, in the case of development or re-development properties, which have achieved a target level of occupancy.